DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to report the performance for Dreyfus Massachusetts Municipal Money Market Fund for its fiscal year ended January 31, 1997. Your Fund produced an annualized yield of 2.82%, and after taking into account the effect of compounding, the annualized effective yield was 2.86%.*
THE ECONOMY
    In recent months, the U.S. economy appeared to be advancing more rapidly than it had been previously, as incoming data reflected an accelerated pace. December's strong gains in non-farm payrolls and the length of the workweek, along with upward revisions of both for November, convinced many analysts that fourth quarter Gross Domestic Product (GDP) growth would be strong - in the 4% range. Their estimates were, in actuality, low, as the reported GDP rate was a brisk 4.7%. While such strong economic growth has not yet produced higher inflation, forthcoming data on wage and benefits growth, home sales, and purchasing managers' outlays may rekindle inflation concerns. Some Federal Reserve Board (the "Fed") officials have been voicing concern already, although Fed Chairman Greenspan gave little sense of urgency in his commentary to the Senate Budget Committee on January 21. Additionally, the Fed Beige Book survey of national economic conditions contained few hints of price pressures.
    Given these indications, the Fed seems likely to rely on anti-inflation rhetoric rather than action until evidence of price pressures becomes more persuasive. Nonetheless, words of caution from Fed Chairman Alan Greenspan during December, and January's robust economic data, have pushed up market interest rates on six-month to one-year money market securities, as investors begin to see the possibility of higher rates ahead.
MARKET/PORTFOLIO OVERVIEW
    The economic picture is always an important component of our overall portfolio strategy. However, market expectations can also affect the short-term municipal market-as was the case in this most recent period. The anticipation of Federal Reserve activity prior to the Presidential election this past November left the market jittery, while the lack of Fed action in the weeks following the election helped settle the market into a trading range. However, various other influences which affect our market (most specifically supply/demand) can lead us to adjust our strategy, and result in a portfolio structure and/or average maturity which may not appear to coincide exactly with interest rate moves, economic conditions, or forecasts. For example, during this period, one might have expected that your Fund's average maturity would be relatively short in expectation of higher rates. However, we were comfortable extending the average maturity beyond 50 days, and locking in attractive rates as 1996 drew to a close, due to the expectation of limited availability of high quality municipal note issues in early 1997. This strategy served us well when rates dropped significantly (albeit temporarily) in January, and also leaves flexibility to extend further should conditions warrant and opportunities arise. In the Massachusetts market specifically, our effort to extend was, at times, hampered by the lack of high quality Massachusetts-exempt issues. This scarcity often necessitates paying a premium for Massachusetts notes.
    In the coming months, we expect additional technical market situations to occur such as increased redemptions due to tax payments during April and the maturation of significant note issues in June. These anticipated market events will likely cause us to adjust the Portfolio's composition to respond to the supply and cash flow changes in an effort to maximize your Fund's yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for your Fund's needs. Additionally, we will monitor those conditions which affect our marketplace and adjust our investment policy where necessary in seeking to enhance your Fund's performance.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

                          [Richard J. Moynihan signature logo]

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
February 17, 1997
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly. Yield fluctuates and past performance is no guarantee of future results.


DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                                                              JANUARY 31, 1997
                                                                                                      Principal
Tax-Exempt Investments-100.0%                                                                           Amount         Value
                                                                                                       -------        -------
Massachusetts-92.7%
Town of Attleboro, BAN 3.50%, 2/6/97........................................                    $    8,000,000  $   8,000,106
Fitchburg Industrial Development Financing Authority, Industrial Revenue,
VRDN
  (Nestal Machinery Project)
  3.25% (LOC; Lasalle National Bank) (a,b)..................................                         3,500,000      3,500,000
Town of Hingham, BAN 4%, 12/19/97...........................................                         4,000,000      4,017,206
Commonwealth of Massachusetts:
  Notes 4.25%, Series A, 6/10/97............................................                         6,000,000      6,008,165
  VRDN 3.60%, Series B (LOC; National Westminster Bank) (a,b)...............                         7,195,000      7,195,000
Massachusetts Bay Transportation Authority:
  General Transportation System Revenue
    3.625%, Series A, 3/1/97 (LOC; State Street Bank) (b)...................                         4,000,000      4,000,000
  Notes 4.75%, Series B, 9/5/97.............................................                         5,000,000      5,022,754
Massachusetts Educational Loan Authority, Education Loan Revenue, VRDN (Issue
E)
  3.35%, Series A (LOC; Bayerische Landesbank) (a,b)........................                         5,000,000      5,000,000
Massachusetts Health and Education Facilities Authority, Revenue, VRDN:
  (Capital Asset Program):
    3.25%, Series G-1 (Insured; MBIA and SBPA; Credit Suisse) (a)...........                         6,100,000      6,100,000
    3.55%, Series D (Insured; MBIA and Liquidity; Credit Suisse) (a)........                        11,000,000     11,000,000
  (Childrens Hospital) 3.45%, Series F (LOC; Sanwa Bank) (a,b)..............                         2,285,000      2,285,000
  (Wellesley College) 3.30%, Series B (Guaranteed by; Wellesley College) (a)                         5,085,000      5,085,000
  (Williams College) 3.35% (Guaranteed by; Williams College) (a)............                         5,000,000      5,000,000
Massachusetts Housing Finance Agency:
  Housing Revenue 3.70%, Series 50, 6/2/97 (LOC; Bayerische Landesbank) (b).                         3,700,000      3,700,000
  Refunding, VRDN:
    (Harbor Point) 3.45%, Series A (BPA; Republic National Bank of New York) (a)                     5,100,000      5,100,000
    (Multi-Family Housing Project) 3.45%, Series A (LOC; FNMA) (a,b)........                         3,800,000      3,800,000
Massachusetts Industrial Finance Agency:
  Industrial Revenue:
    (Ocean Spray Cranberries Inc. Project) 3.85%, 10/15/97..................                         3,500,000      3,500,000
    VRDN:
      (Cabot Newburyport Limited) 3.35% (LOC; Bank of Boston) (a,b).........                         1,500,000      1,500,000
      (Cambridge Isotope Labs Inc.) 3.20% (LOC; Fleet Bank) (a,b)...........                         3,880,000      3,880,000
      (First Healthcare Corp.) 3.60%, Series B (LOC; Wachovia Bank and Trust) (a,b)                  1,295,000      1,295,000
      (Nutramax Products Inc.)
        3.55%, Series B (LOC; State Street Bank and Trust) (a,b)............                         1,500,000      1,500,000
  Mortgage Revenue, VRDN (Chestnut House Apartments)
    3.40% (LOC; Sumitomo Bank) (a,b)........................................                         1,110,000      1,110,000
  PCR, CP, Refunding (New England Power Co. Project):
    3.50%, 2/12/97 (Corp. Guaranty; New England Power Co.)..................                         4,000,000      4,000,000
    3.50%, 2/18/97 (Corp. Guaranty; New England Power Co.)..................                         3,000,000      3,000,000
  Revenue, VRDN:
    (Edgewood Retirement Community) 3.50%, Series C (LOC; Dresdner Bank) (a,b)                       5,000,000      5,000,000
    (Goodard House) 3.30% (LOC; Fleet Bank) (a,b)...........................                         1,625,000      1,625,000
    (Groton School Project) 3.25% (LOC; State Street Bank and Trust) (a,b)..                         4,800,000      4,800,000

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                                                                       JANUARY 31, 1997
                                                                                                     Principal
Tax-Exempt Investments (continued)                                                                     Amount          Value
                                                                                                       -------        -------
Massachusetts (continued)
Massachusetts Industrial Finance Agency (continued):
  Revenue, VRDN (continued):
    (Heritage at Dartmouth) 3.35% (LOC; Bank of Boston) (a,b)...............                    $    1,825,000  $   1,825,000
    (Newbury College) 3.35% (LOC; Baybank) (a,b)............................                         4,000,000      4,000,000
    Refunding (Showa Womens Institute) 3.65% (LOC; Bank of America) (a,b)...                        11,090,000     11,090,000
  RRR, VRDN (Ogden Haverhill Project)
    3.35%, Series B (LOC; Union Bank of Switzerland) (a,b)..................                         5,500,000      5,500,000
Massachusetts Municipal Wholesale Electric Company, Power Supply Systems
Revenue, VRDN
  3.35%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b)...........                         8,365,000      8,365,000
Massachusetts Water Resource Authority, CP:
  3.45%, 2/12/97 (LOC; Morgan Guaranty Trust Co.) (b).......................                         5,900,000      5,900,000
  3.45%, 2/21/97 (LOC; Morgan Guaranty Trust Co.) (b).......................                         5,000,000      5,000,000
Town of New Bedford, BAN:
  4.25%, 10/10/97 (Repurchase Agreement; Fleet Bank)........................                         2,700,000      2,706,237
  4.50%, 6/30/97 (Repurchase Agreement; Fleet Bank).........................                         4,000,000      4,008,627
Town of North Adams, BAN (Lot A) 4.50%, 7/1/97..............................                         2,346,000      2,350,821
Town of Springfield, BAN:
  4.10%, 11/21/97 (Purchase Agreement; Fleet Bank)..........................                         2,500,000      2,507,731
  4.60%, 7/11/97 (Purchase Agreement; Fleet Bank)...........................                         5,000,000      5,010,527
U.S. Related-7.3%
Commonwealth of Puerto Rico:
  Government Development Bank:
    CP:
      3.45%, 3/14/97........................................................                         3,000,000      3,000,000
      3.40%, 3/19/97........................................................                         4,000,000      4,000,000
    VRDN 3.20% (LOC; Credit Suisse) (a,b)...................................                         3,750,000      3,750,000
  TRAN 4%, Series A, 7/30/97................................................                         3,000,000      3,007,031
                                                                                                                      -------
TOTAL INVESTMENTS  (cost $188,044,205)......................................                                     $188,044,205
                                                                                                                      =======



DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

Summary of Abbreviations
BAN           Bond Anticipation Notes                            PCR      Pollution Control Revenue
BPA           Bond Purchase Agreement                            RRR      Resources Recovery Revenue
CP            Commercial Paper                                   SBPA     Standby Bond Purchase Agreement
FNMA          Federal National Mortgage Association              TRAN     Tax and Revenue Anticipation Notes
LOC           Letter of Credit                                   VRDN     Variable Rate Demand Notes
MBIA          Municipal Bond Investors Assurance
                 Insurance Corporation


Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
--------                           --------                       ------------------         --------------------
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)              75.3%
F2                                 VMIG2/MIG2, P2                 SP2, A2                            8.8
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                         2.8
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                     13.1
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====


Notes to Statement of Investments:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At January 31, 1997, 49.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Fund's Manager to be of comparable quality to those rated securities in which the Fund may invest.













SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                                    JANUARY 31, 1997
                                                                                                       Cost             Value
                                                                                                     -------           -------
ASSETS:                          Investments in securities-See Statement of Investments         $188,044,205      $188,044,205
                                 Cash.......................................                                         2,599,895
                                 Interest receivable........................                                         1,450,076
                                 Prepaid expenses and other assets..........                                            15,381
                                                                                                                       -------

                                                                                                                   192,109,557
                                                                                                                       -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                          66,686
                                 Accrued expenses...........................                                            46,922
                                                                                                                       -------

                                                                                                                       113,608
                                                                                                                       -------
NET ASSETS..................................................................                                      $191,995,949
                                                                                                                       =======
REPRESENTED BY:                  Paid-in capital............................                                      $192,027,688
                                 Accumulated net realized gain (loss) on investments                                   (31,739)
                                                                                                                       -------
NET ASSETS..................................................................                                      $191,995,949
                                                                                                                       =======
SHARES OUTSTANDING
(UNLIMITED NUMBER OF $.001 PAR VALUE SHARES OF BENEFICIAL INTEREST
AUTHORIZED)                      ...........................................                                       192,027,688
NET ASSET VALUE, offering and redemption price per share....................                                             $1.00
                                                                                                                           ===












SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF OPERATIONS                                                                        YEAR ENDED JANUARY 31, 1997
INVESTMENT INCOME
INCOME                           Interest Income............................                                        $6,042,052
EXPENSES:                        Management fee-Note 2(a)...................                     $   883,683
                                 Shareholder servicing costs-Note 2(b)......                         156,301
                                 Professional fees..........................                          56,976
                                 Registration fees..........................                          30,030
                                 Custodian fees.............................                          19,140
                                 Trustees' fees and expenses-Note 2(c)......                           8,656
                                 Prospectus and shareholders' reports.......                           4,917
                                 Miscellaneous..............................                          10,042
                                                                                                      ------
                                       Total Expenses.......................                       1,169,745
                                 Less-reduction in management fee due to
                                     undertaking-Note 2(a)..................                        (119,605)
                                                                                                      ------
                                       Net Expenses.........................                                         1,050,140
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                         4,991,912
NET REALIZED GAIN (LOSS) ON INVESTMENTS-Note 1(b)...........................                                              (309)
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $4,991,603
                                                                                                                        ======











SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               Year Ended        Year Ended
                                                                                            January 31, 1997  January 31, 1996
                                                                                             ---------------  ---------------
OPERATIONS:
  Investment income-net..................................................                    $     4,991,912  $     5,080,095
  Net realized gain (loss) on investments................................                               (309)            (902)
                                                                                                    --------         --------
    Net Increase (Decrease) in Net Assets Resulting from Operations......                          4,991,603        5,079,193
                                                                                                    --------         --------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net..................................................                         (4,991,912)      (5,080,095)
                                                                                                    --------         --------
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold..........................................                        323,425,448      345,313,968
  Proceeds from acquisition of Dreyfus/Laurel Massachusetts Tax-Free Money Fund,
    Investors Shares-Note 1..............................................                         73,123,414           ---
  Dividends reinvested...................................................                          3,277,952        3,227,676
  Cost of shares redeemed................................................                       (362,885,184)    (344,297,587)
                                                                                                    --------         --------
    Increase (Decrease) in Net Assets from Beneficial Interest Transactions                       36,941,630        4,244,057
                                                                                                    --------         --------
      Total Increase (Decrease) in Net Assets............................                         36,941,321        4,243,155
NET ASSETS:
  Beginning of Period....................................................                        155,054,628      150,811,473
                                                                                                    --------         --------
  End of Period..........................................................                      $ 191,995,949    $ 155,054,628
                                                                                                    ========         ========















SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                Year Ended January 31,
                                                                 ----------------------------------------------------
PER SHARE DATA:                                                  1997        1996        1995        1994        1993
                                                                 ----        ----        ----        ----        ----
    Net asset value, beginning of period.........             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ----        ----        ----        ----        ----
    Investment Operations:
    Investment income-net........................                .028        .033        .027        .021        .028
                                                                 ----        ----        ----        ----        ----
    Distributions:
    Dividends from investment income-net.........               (.028)      (.033)      (.027)      (.021)      (.028)
                                                                 ----        ----        ----        ----        ----
    Net asset value, end of period...............             $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                                 ====        ====        ====        ====        ====
TOTAL INVESTMENT RETURN..........................                2.86%       3.34%       2.70%       2.12%       2.81%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .60%        .46%        .28%        .28%        .19%
    Ratio of net investment income
      to average net assets......................                2.82%       3.28%       2.73%       2.09%       2.74%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                 .06%        .19%        .46%        .53%        .66%
    Net Assets, end of period (000's Omitted)....            $191,996    $155,055    $150,811     $87,864     $72,383
















See notes to financial statements.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Massachusetts Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On October 11, 1995, the Fund's Board of Trustees approved the Fund entering into an Agreement and Plan of Reorganization with The Dreyfus/Laurel Tax-Free Municipal Funds (the "Company"), on behalf of The Dreyfus/Laurel Massachusetts Tax-Free Money Fund, a series of the Company (the "Dreyfus/Laurel Fund"). The Agreement and Plan of Reorganization provided for a transfer of the portion of the Dreyfus/Laurel Fund's assets represented by its Investor Shares, subject to certain liabilities, to the Fund in a non-taxable exchange solely for shares of the Fund and the distribution of such shares to the relevant holders of Investor Shares of the Dreyfus/Laurel Fund. The Dreyfus/Laurel Fund's shareholders approved the proposal on April 16, 1996, and the merger was consummated as of the close of business on May 8, 1996, at which time the Fund issued 73,123,414 shares, at a net asset value per share of $1.00, to the holders of Investor Shares of The Dreyfus/Laurel Fund representing total net assets of $73,123,414.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    The Fund has an unused capital loss carryover of approximately $31,700 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1997. If not applied, $30,500 of the carryover expires in fiscal 2003, $1,000 expires in fiscal 2004, and $200 expires in fiscal 2005.
    At January 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from February 1, 1996 through May 8, 1997 to reduce the management fee paid by, or reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses) exceed an annual rate of .60 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $119,605 during the period ended January 31, 1997.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 1997, the Fund was charged an aggregate of $84,083 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $53,802 during the period ended January 31, 1997.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
    We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of January 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of January 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Municipal Money Market Fund at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [ERNST & YOUNG LLP signature logo]
New York, New York
March 7, 1997

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).


Dreyfus lion "d" logo]
Registration Mark
DREYFUS MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940









Printed in U.S.A.                            639AR971
Registration Mark
[Dreyfus logo]
Massachusetts
Municipal Money
Market Fund
Annual Report
January 31, 1997